Exhibit 10.2

AMENDMENT NO. 1 dated as of August 19, 2010 (this “Amendment”), relating to the Credit Agreement dated as of June 27, 2001, as amended and restated as of June 5, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Rite Aid Corporation, a corporation organized under the laws of the State of Delaware (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), Citicorp North America, Inc., as administrative agent and collateral agent (in such capacities, the “Administrative Agent”), and the other agents party thereto.

RECITALS

A.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.  The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Amendment.

B.  The Borrower has requested that the Lenders amend the Credit Agreement to reduce the Consolidated Fixed Charge Coverage Ratio covenant levels as set forth herein and to provide additional flexibility under the Credit Agreement in connection with any mandatory repurchase obligations that may arise under the Borrower’s 8.5% Convertible Notes due 2015.

C.  The Lenders whose signatures appear below, constituting at least the Required Lenders, are willing, subject to the terms and conditions set forth in this Amendment, to so amend the Credit Agreement.

D.  The Borrower and the Lenders are entering into this Amendment pursuant to Section 9.02(b) of the Credit Agreement.

AGREEMENTS

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

Amendment

SECTION 1.1.  Amendment of the Credit Agreement. (a)  Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions (which shall be placed in the appropriate alphabetical order):

“2015 8.5% Convertible Note Indenture” means the Senior Debt Securities Indenture dated as of May 29, 2008, as supplemented by the First Supplemental

Indenture dated as of May 29, 2008, between the Borrower and The Bank of New York Trust Company, N.A., as trustee, relating to the 2015 8.5% Convertible Notes.

“2015 8.5% Convertible Notes” means the 8.5% Convertible Notes of the Borrower due 2015 issued pursuant to the 2015 8.5% Convertible Note Indenture.

(b)  Section 6.08(b) of the Credit Agreement is hereby amended by (i) replacing the text “including the Borrower’s 8.5% Convertible Notes due May 2015” with “including the 2015 8.5% Convertible Notes”, (ii) deleting the text “; and” from the end  of clause (ix), (iii) replacing the period at the end of clause (x) with the following text: “; and”, and (iv) inserting the following new clause (xi):

(xi) mandatory repurchases of the 2015 8.5% Convertible Notes pursuant to an offer following the occurrence of a Fundamental Change (as defined in the 2015 8.5% Convertible Note Indenture) or otherwise, provided that immediately prior to and after giving effect to any such mandatory repurchase, (A) no Default or Event of Default shall have occurred and be continuing and (B) the Borrower shall have Revolver Availability of more than $100,000,000.

(c)  Section 6.12 of the Credit Agreement is hereby amended by deleting the table set forth therein and replacing it with the following:

Four Fiscal Quarter Period Ending	Ratio
December 3, 2006 through March 3, 2007	1.00 to 1.00
March 4, 2007 through June 2, 2007	1.00 to 1.00
June 3, 2007 through September 1, 2007	1.00 to 1.00
September 2, 2007 through December 1, 2007	1.00 to 1.00
December 2, 2007 through March 1, 2008	1.00 to 1.00
March 2, 2008 through May 31, 2008	1.00 to 1.00
June 1, 2008 through August 30, 2008	1.00 to 1.00
August 31, 2008 through February 28, 2010	1.05 to 1.00
March 1, 2010 through May 29, 2010	1.10 to 1.00
May 30, 2010 through November 27, 2010	0.95 to 1.00
November 28, 2010 through November 26, 2011	1.00 to 1.00
November 27, 2011 through the Latest Maturity Date	1.05 to 1.00

(d)  Clause (g) of Article VII of the Credit Agreement is hereby amended by inserting the following text immediately prior to the semicolon at the end of such

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clause: “; provided further that this clause (g) shall not apply to any mandatory repurchase offer or other mandatory repurchase obligation of the Borrower that may arise under the 2015 8.5% Convertible Notes to the extent that the making of such mandatory repurchase by the Borrower is otherwise permitted under this Agreement”.

SECTION 1.2.  Amendment Effectiveness.  The Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of the Borrower and the Required Lenders.

ARTICLE II

Miscellaneous

SECTION 2.1.  Representations and Warranties.  (a)  To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that, as of the Amendment Effective Date:

(i) This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes, and the Credit Agreement, as amended hereby on the Amendment Effective Date, will constitute, its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(ii) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(iii) No Default or Event of Default has occurred and is continuing.

SECTION 2.2.  Effect of Amendment.  (a)  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Agents under the Credit Agreement  or any other Senior Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Senior Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations,

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covenants or agreements contained in the Credit Agreement or any other Senior Loan Document in similar or different circumstances.  This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Senior Loan Documents specifically referred to herein.

(b)  On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Senior Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby.  This Amendment shall constitute a “Senior Loan Document” for all purposes of the Credit Agreement and the other Senior Loan Documents.

SECTION 2.3.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 2.4.  Costs and Expenses.  The Borrower agrees to reimburse the Administrative Agent and other Persons designated by the Borrower as “Arrangers” in respect of this Amendment for their respective reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and such other Persons.

SECTION 2.5.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original but all such counterparts together shall constitute but one and the same instrument.  Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

SECTION 2.6.  Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 2.7.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

RITE AID CORPORATION,
by
/s/ Matthew Schroeder
Name:	Matthew Schroeder
Title:	Group Vice President, Strategy, Investor Relations and Treasurer

CITICORP NORTH AMERICA, INC., individually and as Administrative Agent, by
/s/ Brendan Mackay
Name:	Brendan Mackay
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE RITE AID CREDIT AGREEMENT]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1 TO THE
RITE AID CREDIT AGREEMENT

To approve Amendment No. 1:

Name of Lender:

BANK OF AMERICA, N.A.,

by
/s/ Roger Malouf
Name:	Roger Malouf
Title:	Vice President

For any Lender requiring a second signature:

by

Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1 TO THE
RITE AID CREDIT AGREEMENT

To approve Amendment No. 1:

Name of Lender:

BARCLAYS BANK PLC,

by
/s/ Elnorma Baptiste-Bain
Name:	Elnorma Baptiste-Bain
Title:	Authorized Signatory

For any Lender requiring a second signature:

by

Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1 TO THE
RITE AID CREDIT AGREEMENT

To approve Amendment No. 1:

Name of Lender:

CITIBANK, N.A. – SECONDARY TRADING,

by
/s/ Brian Blessing
Name:	Brian Blessing
Title:	Attorney-in-Fact

For any Lender requiring a second signature:

by

Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1 TO THE
RITE AID CREDIT AGREEMENT

To approve Amendment No. 1:

Name of Lender:

COLE TAYLOR BANK,

by
/s/ Jeffrey J. Much
Name:	Jeffrey J. Much
Title:	Senior Vice President

For any Lender requiring a second signature:

by

Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1 TO THE
RITE AID CREDIT AGREEMENT

To approve Amendment No. 1:

Name of Lender:

CONTINENTAL CASUALTY COMPANY,

by
/s/ Marilou R. McGirr
Name:	Marilou R. McGirr
Title:	Vice President and Assistant Treasurer

For any Lender requiring a second signature:

by

Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1 TO THE
RITE AID CREDIT AGREEMENT

To approve Amendment No. 1:

Name of Lender:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

by
/s/ Shaheen Malik
Name:	Shaheen Malik
Title:	Vice President

For any Lender requiring a second signature:

by
/s/ Kevin Buddhdew
Name:	Kevin Buddhdew
Title:	Associate

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1 TO THE
RITE AID CREDIT AGREEMENT

To approve Amendment No. 1:

Name of Lender:

ERSTE GROUP BANK AG,

by
/s/ John Fay
Name:	John Fay
Title:	Director

For any Lender requiring a second signature:

by
/s/ Patrick Kunkel
Name:	Patrick Kunkel
Title:	Director

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1 TO THE
RITE AID CREDIT AGREEMENT

To approve Amendment No. 1:

Name of Lender:

GE BUSINESS FINANCIAL SERVICES INC. (f/k/a MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.),

by
/s/ Peter F. Crispino
Name:	Peter F. Crispino
Title:	Duly Authorized Signatory

For any Lender requiring a second signature:

by

Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1 TO THE
RITE AID CREDIT AGREEMENT

To approve Amendment No. 1:

Name of Lender:

GENERAL ELECTRIC CAPITAL CORPORATION,

by
/s/ Peter F. Crispino
Name:	Peter F. Crispino
Title:	Duly Authorized Signatory

For any Lender requiring a second signature:

by

Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1 TO THE
RITE AID CREDIT AGREEMENT

To approve Amendment No. 1:

Name of Lender:

GOLDMAN SACHS BANK USA,

by
/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

For any Lender requiring a second signature:

by

Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1 TO THE
RITE AID CREDIT AGREEMENT

To approve Amendment No. 1:

Name of Lender:

IDEO,

by
/s/ Arlene Arellano
Name:	Arlene Arellano
Title:	Authorized Signatory

For any Lender requiring a second signature:

by

Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1 TO THE
RITE AID CREDIT AGREEMENT

To approve Amendment No. 1:

Name of Lender:

CONSUMER PROGRAM ADMINISTRATORS, INC.,

BY:	ONEX CREDIT PARTNERS, LLC, ITS INVESTMENT MANAGER

by
/s/ Michael Gelblat
Name:	Michael Gelblat
Title:	Managing Member

For any Lender requiring a second signature:

by

Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1 TO THE
RITE AID CREDIT AGREEMENT

To approve Amendment No. 1:

Name of Lender:

ONEX SENIOR CREDIT II, LP,

BY:	ONEX CREDIT PARTNERS, LLC, ITS INVESTMENT MANAGER

by
/s/ Michael Gelblat
Name:	Michael Gelblat
Title:	Managing Member

For any Lender requiring a second signature:

by

Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1 TO THE
RITE AID CREDIT AGREEMENT

To approve Amendment No. 1:

Name of Lender:

ONEX DEBT OPPORTUNITY FUND, LTD,

BY:	ONEX CREDIT PARTNERS, LLC, ITS INVESTMENT MANAGER

by
/s/ Michael Gelblat
Name:	Michael Gelblat
Title:	Managing Member

For any Lender requiring a second signature:

by

Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1 TO THE
RITE AID CREDIT AGREEMENT

To approve Amendment No. 1:

Name of Lender:

PNC BANK, NATIONAL ASSOCIATION,

by
/s/ John Trieu
Name:	John Trieu
Title:	Vice President

For any Lender requiring a second signature:

by

Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1 TO THE
RITE AID CREDIT AGREEMENT

To approve Amendment No. 1:

Name of Lender:

RAMPART CLO 2006-1 LTD.,

BY:	STONE TOWER DEBT ADVISORS LLC AS ITS COLLATERAL MANAGER

by
/s/ Michael W. DelPercio
Name:	Michael W. DelPercio
Title:	Authorized Signatory

For any Lender requiring a second signature:

by

Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1 TO THE
RITE AID CREDIT AGREEMENT

To approve Amendment No. 1:

Name of Lender:

U.S. BANK NATIONAL ASSOCIATION,

by
/s/ Matthew Kasper
Name:	Matthew Kasper
Title:	Relationship Manager

For any Lender requiring a second signature:

by

Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1 TO THE
RITE AID CREDIT AGREEMENT

To approve Amendment No. 1:

Name of Lender:

WELLS FARGO RETAIL FINANCE, LLC,

by
/s/ Patrick J. Norton
Name:	Patrick J. Norton
Title:	Director

For any Lender requiring a second signature:

by

Name:
Title: